Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Party-in-Interest Transactions

NOTE 5 – Party-in-Interest Transactions

Party-in-interest transactions include those with fiduciaries or employees of the Plan, any person who provides services to the Plan, an employer whose employees are covered by the Plan, and a person who owns 50% or more of such an employer or relatives of such persons.

Active participants can purchase the common stock of the Company from their existing account balances. At December 31, 2025 and 2024, participants held 2,632,773 and 2,659,776 shares, respectively.

The Plan invests in certain funds of the Trustee. The Plan paid $0.5 million of administrative and record keeping fees to the Trustee during the year ended December 31, 2025. The Company provides certain administrative services at no cost to the Plan and pays certain accounting and auditing fees related to the Plan.

Participant loans are considered party-in-interest transactions. Notes receivable from participants were $14.4 million at December 31, 2025 and 2024, respectively.

Nonexempt Party-In-Interest Transactions

During the year ended December 31, 2024, the plan administrator determined that payments totaling approximately $1.0 million to Empower Annuity Insurance Company, a subsidiary of the Trustee, for record keeping services were improperly made from Plan assets during the years ended December 31, 2022, 2021, and 2020. These are considered a non-exempt (prohibited) transaction under ERISA.

During the year ended December 31, 2025, the amounts were returned to the Plan (including earnings thereon), excise taxes were paid, and the matter was corrected under the Voluntary Fiduciary Correction Program established by U.S. Department of Labor. The Company received a no-action letter in August 2025.